UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 17, 2011

RESOURCE ACQUISITION GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53244	13-1869744
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2770 S. Maryland Pkwy, Ste 314, Las Vegas, Nevada 89109
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (702) 731-3535.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01 Other Events

On February 14, 2011, Resource Acquisition Group, Inc., a Nevada corporation (the “Company”), filed a current report on Form 8-K disclosing consummation of transactions (the “Shares Exchange”) pursuant to a Shares Exchange Agreement dated February 11, 2011 by and among the Company, American Retail Group, Inc. and its shareholders.

On February 17, 2011, the Company issued a press release announcing consummation of the Share Exchange, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	The following exhibits are filed with this report:

99.1	Press release of the Company dated February 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2011

Resource Acquisition Group, Inc.

By:	/s/ Soledad Bayazit
Soledad Bayazit
Chief Executive Officer